UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2020

Lepota Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-198808	47-1549749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1906, Zhongzhou Building, No. 3088, Jintian Road, Futian District, Shenzhen City, Guangdong Province People’s Republic of China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +86 0755 8325-7679

Room 6509B, 65/F, SEG Plaza, No. 1002 Huaqiang North Road,

Futian District, Shenzhen, 518028, China

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant.

a)	Dismissal of previous independent registered public accounting firm

(i)	On June 10, 2020, the officers of Lepota, Inc. (the “Company”) delivered to Jorgensen & Co (“Jorgensen”), written notice of dismissal of Jorgensen as the Company’s auditor.

(ii)	The Company engaged Jorgensen on January 8, 2018. During the period from January 8, 2018 to June 10, 2020, Jorgensen did not issue a report on the financial statements containing an adverse opinion or a disclaimer of opinion, nor were any reports on the financial statements qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)	The reports of Jorgensen on the financial statements of our Company for the fiscal years ended July 31, 2018 and July 31, 2019 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about our Company’s ability to continue as a going concern.

(iv)	On June 10, 2020 the Board voted, by unanimous written consent, to dismiss Jorgensen as the auditor of the Company.

(v)	During the Company’s most recent fiscal year and through June 10, 2020, the date of dismissal, (a) there were no disagreements with Jorgensen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jorgensen would have caused it to make reference to the matter in their reports and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(vi)	On June 10, 2020, the Company provided Jorgensen with a copy of this Current Report on Form 8-K. Jorgensen has agreed with the Company’s assertions as set forth in this Item 4.01 and has furnished the Company with a letter to that effect and addressed to the Securities and Exchange Commission. Such letter is filed as an exhibit to this Current Report on Form 8-K.

(b)	Appointment of new independent registered public accounting firm

(i)	On June 10, 2020, the Board approved the engagement of Pan-China Singapore PAC (“PCCPA”) of Singapore as our new independent registered public accounting firm to audit and review the Company’s financial statements. During our two most recent fiscal years, the subsequent interim periods thereto, and through June 10, 2020, the engagement date of PCCPA, neither the Company, nor someone on its behalf, has consulted PCCPA regarding either:

(ii)	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(iii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	DESCRIPTION
16.1	Letter dated June 10, 2020 from Jorgensen to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lepota Inc.

Date: June 11, 2020	By:	/s/ Zhao Lixin
Zhao Lixin,
President and Chief Executive Officer